                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      27

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      36
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 20, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY AND INTEREST RATES
IN FEBRUARY 2002, SIGNS OF IMPROVING ECONOMIC CONDITIONS WERE EVIDENT AS REPORTS OF A GROWING ECONOMY AND IMPROVING RETAIL SALES SURFACED. HOWEVER, MANY BUSINESS LEADERS, AS WELL AS WALL STREET FORECASTERS, REMAINED SKEPTICAL THAT AN ECONOMIC RECOVERY WAS UNDERWAY.

THE DEBATE WAS SEEMINGLY PUT TO REST AT MONTH'S END AS FEDERAL RESERVE BOARD CHAIRMAN ALAN GREENSPAN DELIVERED AN UPBEAT ASSESSMENT OF FUTURE ECONOMIC PROSPECTS TO CONGRESS. DURING HIS PRESENTATION, GREENSPAN INFORMED MEMBERS OF THE SENATE THAT THE U.S. RECESSION HAD COME TO AN END--AND THAT THE FED'S RATE-CUTTING CAMPAIGN HAD ALSO RUN ITS COURSE. THE 11 RATE REDUCTIONS MADE DURING 2001 HAD BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

IN THE DAYS FOLLOWING GREENSPAN'S COMMENTS, THE GOVERNMENT RELEASED STATISTICAL DATA WHICH SEEMED TO SUPPORT THE CHAIRMAN'S CLAIMS. U.S. ECONOMIC GROWTH IN THE FOURTH QUARTER OF 2001 WAS MUCH STRONGER THAN ANTICIPATED, WHILE FEBRUARY 2002 BROUGHT SIGNS OF MARKED IMPROVEMENT FOR A BELEAGUERED MANUFACTURING SECTOR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2000--February 28, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2002)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    1.81%           1.44%      1.44%
------------------------------------------------------------------------------
Six-month total return(2)                -3.07%          -2.52%      0.45%
------------------------------------------------------------------------------
One-year total return(2)                  1.80%           2.08%      5.08%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.15%           5.14%      5.37%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.49%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.92%           5.94%(3)    4.92%
------------------------------------------------------------------------------
Commencement date                      09/23/71        09/28/92   08/30/93
------------------------------------------------------------------------------
Distribution rate(4)                      5.61%           5.14%      5.14%
------------------------------------------------------------------------------
SEC Yield(5)                              5.46%           4.97%      4.98%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended February 28, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

      PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of February 28, 2002
- AAA/Aaa............   6.4%   [PIE CHART]
- AA/Aa..............   4.3%
- A/A................  33.5%
- BBB/Baa............  48.4%
- BB/Ba..............   4.9%
- B/B................   0.7%
- Non-Rated..........   1.8%
As of August 31, 2001
- AAA/Aaa............   6.4%   [PIE CHART]
- AA/Aa..............   8.7%
- A/A................  28.7%
- BBB/Baa............  48.2%
- BB/Ba..............   7.3%
- B/B................   0.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Service/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending February 28, 2002)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/01                                                                            0.0344
10/01                                                                           0.0344
11/01                                                                           0.0344
12/01                                                                           0.0327
1/02                                                                            0.0327
2/02                                                                            0.0327

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     FEBRUARY 28, 2002                   AUGUST 31, 2001
                                                                     -----------------                   ---------------
Telecommunications                                                         13.00                              11.40
Life Insurance                                                              7.70                               4.40
Government Obligations                                                      7.30                               6.30
Electric                                                                    5.90                               7.60
Media-Cable                                                                 5.80                               3.80


   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment- banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2002. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED INCOME TEAM. MEMBERS OF THE TEAM(1) INCLUDE GORDON LOERY AND ANGELO G. MANIOUDAKIS, EXECUTIVE DIRECTORS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE. (ALTHOUGH THE FUND IS STILL MANAGED BY THE TAXABLE FIXED INCOME TEAM, MR. MANIOUDAKIS IS NO LONGER A MEMBER OF THE TEAM.)

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT DURING THE LAST SIX MONTHS AND HOW DID THE FUND PERFORM?

A   The past six months have been
very volatile for the entire market. The economy was already struggling as we entered the reporting period, but the events of September 11 accelerated its decline. In the weeks that followed, business and consumer activity came to a virtual standstill, unemployment rose and gross domestic product declined. During the reporting period, the Federal Reserve Board continued its efforts to help boost the economy through ongoing reductions in short-term interest rates. By the end of 2001, the Fed had cut the federal funds rate on 11 separate occasions during the year, bringing it to a 40-year low of just 1.75 percent--where it remains.

    September was a particularly difficult month for much of the market. The perception at the time was that the economy was going to get much worse before it got better. The airline, hotel, gaming, insurance, financial and retail sectors were especially hard hit. Fixed-line and wireless telecommunications sectors were also poor performers, as was cable, though to a lesser degree.

    In October, however, the market began to show some signs of improvement. Many of the sectors that suffered in September began to make a comeback. Telecommunications, however, was one sector that failed to rebound and continues to lag. We believe this sector's underperformance has been mainly due to a general market perception that the sector entailed higher risk than many others.

    Early in the reporting period, investment-grade corporate bond yield spreads (the amount of compensation investors receive over comparable-maturity Treasuries) were at the highest level we'd seen in the past few years. As year-end approached, however, spreads narrowed as investment-grade corporates rallied and the market's outlook for the economy turned optimistic.

    January and February proved to be more difficult months as the ramifications of the Enron scandal rippled through the market. It is important to note that the fund did not contain any Enron bonds and has had a higher than average credit rating in the past six months. We believe these factors have helped to minimize the impact on the fund of any fallout from Enron's troubles.

    Overall, the investment-grade corporate bond market performed well versus other segments of the bond market during the period in review.

    The fund continued to provide shareholders with an attractive level of income, as its monthly dividend of $0.0327 per share translates to a distribution rate of 5.61 percent based on the fund's net asset value as of February 28, 2002. For the six-month reporting period ended February 28, 2002, the fund generated a total return of 1.81 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Corporate Bond Index posted a total return of 3.02 percent and the Lipper Corporate BBB-Rated Index produced a total return of 1.01 percent for the same period. The Lehman Brothers Corporate Bond Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more that the fund's adviser believes is an appropriate benchmark for the fund. The Lipper Corporate BBB-Rated Index is an index of funds with similar investment objectives as the fund. These indexes are unmanaged and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE PRIMARY STRATEGIC
    FACTORS THAT GUIDED YOUR MANAGEMENT OF THE FUND?

A   We slightly reduced the overall
credit quality of the fund--investing more assets in BBB rated bonds. We did so because it appeared the sectors that represented the highest quality in the market were also very expensive, and that lower-quality investment-grade issues offered better values. We also shortened the fund's duration early in the reporting period in an effort to capture anticipated price appreciation from falling interest rates, and have since brought it back up to a more neutral level. We believe these two strategies greatly contributed to the fund's performance over the past six months.

    We also reduced the fund's holdings in various sectors where we felt the securities had reached our price targets. Examples of sectors we trimmed included banks (Citigroup, Bank of America, BancOne), insurance companies (Prudential, American RE) and leisure and gaming (MGM, Mandalay Bay). These sectors were some of the hardest hit following the terrorist attacks, and we believe the fund's divestitures in each were additive to the fund's long-term performance. While the fund did contain some Kmart and Tyco bonds early on, we eliminated the fund's positions in both these names prior to their hitting their price lows.

    Purchases over the reporting period included aerospace and media and entertainment--two sectors that have enjoyed strong performance. We also added to the fund's holdings in the auto sector with purchases of Ford and GM, including their affiliated financing arms. In our opinion, the auto sector had become greatly undervalued and with the outlook for the economy becoming more constructive, was poised to benefit in the future.

    While the fund was overweighted in telecommunications--one of the worst performing sectors in the market as of late--these holdings were primarily in higher-quality issues (two-thirds of the fund's telecommunications positions were rated A or better), which have been performing better than lower-rated issues. We believe the telecommunications sector as a whole remains undervalued and should ultimately rebound. (Keep in mind that not all securities held by the fund performed as well and there is no guarantee that these securities will continue to perform or be held by the fund in the future.)

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET IN THE COMING MONTHS?

A   In our opinion, several indicators
point to a better economy ahead. Housing starts appear strong, unemployment and inflation have remained tame, manufacturing and industrials are picking up, and there's been a rise in positive earnings revisions.

    In addition, we're fairly certain that the Fed is through with their easing policy and may, in fact, reverse course and begin to gradually raise interest rates later this year. We believe this should lead to a flattening of the yield curve--with short-term rates rising more than long-term rates--and a tightening of yield spreads for intermediate- to long-term corporates. Given our expectations of narrowing spreads and a healthier economy, we're optimistic the year ahead may present some excellent opportunities for the fund.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CORPORATE BONDS  80.8%
          AEROSPACE & DEFENSE  3.7%
$1,000    Lockheed Martin Corp. .....................    8.200%  12/01/09   $  1,148,168
 1,000    Lockheed Martin Corp. .....................    7.750   05/01/26      1,116,185
 1,000    Lockheed Martin Corp. .....................    8.500   12/01/29      1,227,186
 3,500    Northrop Grumman Corp. ....................    7.125   02/15/11      3,648,158
 3,370    Raytheon Co. ..............................    6.150   11/01/08      3,391,319
 3,000    Raytheon Co. ..............................    8.300   03/01/10      3,371,520
                                                                            ------------
                                                                              13,902,536
                                                                            ------------
          AUTOMOTIVE  4.0%
   545    Arvinmeritor, Inc. ........................    8.750   03/01/12        561,910
 2,000    Daimler Chrysler NA Holding................    7.375   09/15/06      2,094,936
   180    Daimler Chrysler NA Holding................    7.300   01/15/12        185,740
   545    Daimler Chrysler NA Holding................    8.500   01/18/31        615,394
 3,670    Dana Corp. ................................    9.000   08/15/11      3,365,673
 4,000    Ford Motor Co. ............................    7.450   07/16/31      3,843,368
   305    Hertz Corp. ...............................    7.625   08/15/07        305,170
   380    Hertz Corp. ...............................    7.400   03/01/11        359,775
 3,335    TRW, Inc. .................................    7.625   03/15/06      3,525,102
                                                                            ------------
                                                                              14,857,068
                                                                            ------------
          BANKING  3.1%
 1,225    Golden State Holdings, Inc. ...............    7.125   08/01/05      1,219,638
 5,355    JP Morgan Chase & Co. .....................    6.750   02/01/11      5,483,670
 2,860    MBNA American Bank NA......................    6.500   06/20/06      2,894,094
 1,890    Washington Mutual Capital I................    8.375   06/01/27      1,969,550
                                                                            ------------
                                                                              11,566,952
                                                                            ------------
          BROKERAGE  2.6%
   970    Credit Suisse First Boston USA, Inc. ......    5.875   08/01/06      1,004,061
 3,265    Goldman Sachs Group, Inc. .................    6.875   01/15/11      3,396,831
 1,000    Goldman Sachs Group, Inc., Ser B...........    7.800   01/28/10      1,096,707
 2,000    Lehman Brothers Holdings, Inc. ............    8.500   05/01/07      2,253,624
 1,355    Lehman Brothers Holdings, Inc. ............    6.625   01/18/12      1,381,905
   391    World Financial Prop., 144A-Private
          Placement (a)..............................    6.910   09/01/13        398,825
                                                                            ------------
                                                                               9,531,953
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          BUILDING MATERIALS  1.0%
$2,250    Centex Corp. ..............................    7.875%  02/01/11   $  2,364,903
 1,335    Centex Corp. ..............................    7.500   01/15/12      1,370,188
                                                                            ------------
                                                                               3,735,091
                                                                            ------------
          CAPTIVE FINANCE  4.8%
   285    Case Credit Corp. .........................    6.125   02/15/03        257,010
 3,500    Ford Motor Credit Co. .....................    6.875   02/01/06      3,519,285
 3,570    Ford Motor Credit Co. .....................    7.250   10/25/11      3,574,677
 1,000    General Electric Capital Corp. ............    6.500   12/10/07      1,074,731
 4,495    General Motors Acceptance Corp. ...........    8.000   11/01/31      4,750,329
 2,000    Heller Financial, Inc. ....................    6.375   03/15/06      2,123,830
 2,500    International Lease Finance Corp. .........    8.375   12/15/04      2,732,247
                                                                            ------------
                                                                              18,032,109
                                                                            ------------
          CHEMICALS  0.4%
 1,400    Praxair, Inc. .............................    6.500   03/01/08      1,443,562
                                                                            ------------

          CONGLOMERATES  2.6%
 3,600    Honeywell International, Inc. .............    6.125   11/01/11      3,572,957
 3,000    Tyco International Group SA (Luxembourg)...    6.125   11/01/08      2,686,812
 3,840    Tyco International Group SA (Luxembourg)...    6.375   10/15/11      3,458,039
                                                                            ------------
                                                                               9,717,808
                                                                            ------------
          CONSTRUCTION MACHINERY  0.1%
   460    Case Corp., Ser B..........................    6.250   12/01/03        414,282
                                                                            ------------

          ELECTRIC  5.2%
 1,575    American Electric Power, Inc., Ser A.......    6.125   05/15/06      1,591,497
 1,000    Calpine Corp. .............................    8.625   08/15/10        708,083
   960    Calpine Corp. .............................    8.500   02/15/11        692,307
 2,000    Cleveland Electric Illuminating Co. .......    7.625   08/01/02      2,037,116
 2,000    CMS Energy Corp., Ser B (b)................    6.750   01/15/04      1,941,004
 1,495    Detroit Edison Co. ........................    6.125   10/01/10      1,483,924
 2,545    Mirant Americas Generation LLC,
          144A-Private Placement (a).................    7.200   10/01/08      2,102,735
 1,250    Niagara Mohawk Power Corp. ................    7.375   08/01/03      1,312,174
 2,457    Niagara Mohawk Power Corp., Ser F..........    7.625   10/01/05      2,632,077
   885    PG & E National Energy Group, Inc. ........   10.375   05/16/11        904,295
 2,120    PSEG Energy Holdings.......................    9.125   02/10/04      2,107,356
 2,000    Yorkshire Power Finance Ltd., Ser B (Cayman
          Islands)...................................    6.496   02/25/08      1,952,654
                                                                            ------------
                                                                              19,465,222
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          ENTERTAINMENT  0.6%
$1,900    Time Warner Entertainment Co. .............    8.375%  07/15/33   $  2,104,322
                                                                            ------------

          ENVIRONMENTAL SERVICES  2.3%
 1,185    Republic Services, Inc. ...................    6.750   08/15/11      1,205,697
 1,750    Waste Management, Inc. ....................    7.000   10/01/04      1,820,640
 1,220    Waste Management, Inc. ....................    7.000   10/15/06      1,243,547
 1,745    Waste Management, Inc. ....................    7.375   08/01/10      1,775,106
 2,600    Waste Management, Inc. ....................    7.000   07/15/28      2,391,249
                                                                            ------------
                                                                               8,436,239
                                                                            ------------
          FOOD  0.9%
 2,000    ConAgra Foods, Inc. .......................    7.500   09/15/05      2,152,362
 1,000    Smithfield Foods, Inc., Ser B..............    8.000   10/15/09      1,035,000
                                                                            ------------
                                                                               3,187,362
                                                                            ------------
          GAMING  1.1%
   770    Harrahs Operating Co., Inc. ...............    8.000   02/01/11        820,928
 2,500    Park Place Entertainment Corp. ............    7.950   08/01/03      2,545,940
   650    Park Place Entertainment Corp. ............    7.500   09/01/09        641,680
                                                                            ------------
                                                                               4,008,548
                                                                            ------------
          HEALTHCARE  3.6%
 4,835    Aetna, Inc. ...............................    7.375   03/01/06      4,911,915
   675    AmerisourceBergen Corp. ...................    8.125   09/01/08        712,125
 2,000    HCA, Inc. .................................    6.910   06/15/05      2,070,960
 1,155    Healthsouth Corp. .........................    8.375   10/01/11      1,195,425
 2,610    Tenet Healthcare Corp. ....................    6.875   11/15/31      2,502,831
 1,840    Unitedhealth Group, Inc. ..................    5.200   01/17/07      1,836,368
                                                                            ------------
                                                                              13,229,624
                                                                            ------------
          HOME CONSTRUCTION  1.4%
 1,000    Cemex SA de C.V., 144A-Private Placement
          (Mexico) (a)...............................    8.625   07/18/03      1,062,500
 4,050    Pulte Homes, Inc. .........................    7.875   08/01/11      4,110,641
                                                                            ------------
                                                                               5,173,141
                                                                            ------------
          INTEGRATED ENERGY  2.3%
   500    Pemex Project, Inc. .......................    9.125   10/13/10        551,875
   855    Petrozuata Finance, Inc., 144A-Private
          Placement (Venezuela) (a)..................    8.220   04/01/17        553,612
 5,000    Phillips Petroleum Co. ....................    8.860   05/15/22      5,252,030
 2,000    Tosco Corp. ...............................    8.250   05/15/03      2,113,408
                                                                            ------------
                                                                               8,470,925
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          LIFE INSURANCE  6.9%
$3,305    Anthem Insurance Cos. Inc., 144A-Private
          Placement (a)..............................    9.125%  04/01/10   $  3,625,724
 3,080    Cigna Corp. ...............................    6.375   10/15/11      3,102,897
 2,790    Hartford Life, Inc. .......................    7.375   03/01/31      2,968,942
 2,240    Health Net, Inc. ..........................    8.375   04/15/11      2,311,745
 3,385    John Hancock Co., 144A-Private
          Placement (a)..............................    7.375   02/15/24      3,456,034
   920    Nationwide Financial Services, Inc. .......    6.250   11/15/11        919,630
 1,150    Nationwide Mutual Insurance Co.,
          144A-Private Placement (a).................    7.500   02/15/24      1,062,095
   845    Nationwide Mutual Insurance Co.,
          144A-Private Placement (a).................    8.250   12/01/31        879,857
   565    New England Mutual Life Insurance Co.,
          144A-Private Placement (a).................    7.875   02/15/24        601,331
 1,740    Prudential Hldgs, LLC, 144A-Private
          Placement FSA (a)..........................    7.245   12/18/23      1,810,023
 4,415    Prudential Hldgs, LLC, 144A-Private
          Placement (a)..............................    8.695   12/18/23      4,726,037
                                                                            ------------
                                                                              25,464,315
                                                                            ------------
          LODGING  0.2%
   605    Marriott International, Ser E..............    7.000   01/15/08        617,168
                                                                            ------------

          MEDIA-CABLE  5.1%
   285    Adelphia Communications Corp. .............    7.875   05/01/09        264,337
   250    Adelphia Communications Corp., Ser B.......    9.250   10/01/02        255,625
   500    Charter Communications Holdings............    8.250   04/01/07        457,500
 1,000    Comcast Cable Communications, Inc. ........    8.125   05/01/04      1,067,730
 1,000    Comcast Cable Communications, Inc. ........    6.375   01/30/06      1,019,186
 1,930    Comcast Cable Communications, Inc. ........    8.375   05/01/07      2,132,619
 1,110    Comcast Cable Communications, Inc. ........    6.750   01/30/11      1,108,500
   210    Cox Communications, Inc. ..................    7.750   11/01/10        222,190
 3,000    Cox Communications, Inc. ..................    6.875   06/15/05      3,109,953
 1,250    CSC Holdings, Inc. (b).....................    7.875   12/15/07      1,270,030
 2,500    CSC Holdings, Inc. (b).....................    7.875   02/15/18      2,343,697
 2,000    TCI Communications, Inc. ..................    9.250   01/15/23      2,097,582
   375    Viacom, Inc. ..............................    7.700   07/30/10        409,490
 3,000    Viacom, Inc. ..............................    7.750   06/01/05      3,240,147
                                                                            ------------
                                                                              18,998,586
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MEDIA-NONCABLE  3.1%
$1,970    AOL Time Warner, Inc. .....................    7.625%  04/15/31   $  2,035,776
   440    Belo Corp. ................................    8.000   11/01/08        456,379
 2,500    Clear Channel Communications, Inc. ........    7.250   10/15/27      2,393,230
 1,250    Harcourt General, Inc. ....................    8.875   06/01/22      1,488,547
 1,000    Harcourt General, Inc. ....................    7.200   08/01/27        952,798
 3,000    News America Holdings, Inc. ...............    8.875   04/26/23      3,293,967
   720    Reed Elsevier Capital, Inc. ...............    6.750   08/01/11        748,511
                                                                            ------------
                                                                              11,369,208
                                                                            ------------
          NATURAL GAS DISTRIBUTORS  0.2%
   865    Consolidated Natural Gas Co., Ser C........    6.250   11/01/11        865,177
                                                                            ------------

          NATURAL GAS PIPELINES  0.8%
 1,000    Transcontinental Gas Pipe Line Corp. ......    7.250   12/01/26        836,983
 1,240    Transcontinental Gas Pipe Line Corp., Ser
          B..........................................    7.000   08/15/11      1,128,245
 1,250    Williams Cos., Inc., Ser A.................    7.500   01/15/31      1,070,404
                                                                            ------------
                                                                               3,035,632
                                                                            ------------
          NONCAPTIVE-CONSUMER FINANCE  2.7%
 4,660    American Express Co. ......................    5.500   09/12/06      4,731,191
 1,000    Household Finance Corp. ...................    7.875   03/01/07      1,073,918
   300    Household Finance Corp. ...................    6.400   06/17/08        301,024
 4,040    Household Finance Corp. ...................    6.750   05/15/11      4,076,324
                                                                            ------------
                                                                              10,182,457
                                                                            ------------
          PAPER  0.1%
   500    Stora Enso Corp. (Finland).................    7.375   05/15/11        536,402
                                                                            ------------

          PHARMACEUTICALS  1.1%
 2,000    Abbott Laboratories........................    5.625   07/01/06      2,078,586
 2,000    Eli Lilly & Co. ...........................    5.500   07/15/06      2,047,482
                                                                            ------------
                                                                               4,126,068
                                                                            ------------
          PROPERTY & CASUALTY  1.5%
 3,535    Farmers Exchange Capital, 144A-Private
          Placement (a)..............................    7.050   07/15/28      2,833,773
 2,471    Farmers Insurance Exchange Surplus,
          144A-Private Placement (a).................    8.625   05/01/24      2,381,493
   395    Florida Windstorm Underwriting,
          144A-Private Placement (a).................    7.125   02/25/19        412,402
                                                                            ------------
                                                                               5,627,668
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          RAILROADS  1.7%
$1,500    CSX Corp. .................................    6.750%  03/15/11   $  1,566,364
 4,000    Union Pacific Corp. .......................    8.350   05/01/25      4,730,028
                                                                            ------------
                                                                               6,296,392
                                                                            ------------
          REAL ESTATE INVESTMENT TRUSTS  1.6%
 2,000    EOP Operating LP...........................    7.500   04/19/29      2,002,170
   705    Istar Financial, Inc. .....................    8.750   08/15/08        709,898
 3,440    Simon Property Group LP....................    6.375   11/15/07      3,438,194
                                                                            ------------
                                                                               6,150,262
                                                                            ------------
          REFINING  0.1%
   250    Vintage Petroleum, Inc. ...................    7.875   05/15/11        218,750
                                                                            ------------

          RETAIL  3.0%
 2,360    CVS Corp. .................................    5.500   02/15/04      2,434,274
 2,000    Federated Department Stores, Inc. .........    6.625   09/01/08      2,039,948
 1,500    Federated Department Stores, Inc. .........    6.300   04/01/09      1,491,450
   870    Lowe's Companies, Inc. ....................    6.875   02/15/28        896,695
 1,710    Lowe's Companies, Inc. ....................    6.500   03/15/29      1,684,287
 1,300    May Department Stores Co. .................    5.950   11/01/08      1,318,615
   290    May Department Stores Co. .................    6.700   09/15/28        286,324
   769    May Department Stores Co. .................    7.875   03/01/30        857,514
                                                                            ------------
                                                                              11,009,107
                                                                            ------------
          SUPERMARKETS  1.0%
   425    Ahold Finance USA, Inc. ...................    6.875   05/01/29        419,333
 3,000    Kroger Co. ................................    7.375   03/01/05      3,227,064
                                                                            ------------
                                                                               3,646,397
                                                                            ------------
          TECHNOLOGY  0.4%
 1,390    Sun Microsystems, Inc. ....................    7.650   08/15/09      1,449,297
                                                                            ------------

          TELECOMMUNICATIONS  11.6%
 1,000    Alltel Corp. ..............................    7.125   03/01/03      1,026,170
   425    AT&T Corp., 144A-Private Placement (a).....    7.300   11/15/11        426,777
 3,860    AT&T Corp., 144A-Private Placement (a).....    8.000   11/15/31      3,955,770
   180    AT&T Wireless Services, Inc. ..............    8.750   03/01/31        197,689
 3,000    AT&T Wireless Services, Inc. ..............    7.875   03/01/11      3,124,839
 1,435    Global Crossing Holdings Ltd.
          (Bermuda) (c)(d)...........................    9.125   11/15/06         35,875
 1,565    Global Crossing Holdings Ltd.
          (Bermuda) (c)(d)...........................    8.700   08/01/07         62,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$  570    Intermedia Communications, Inc. ...........    8.500%  01/15/08   $    527,250
   180    Intermedia Communications, Inc. (e)........ 0/12.250   03/01/09        144,900
   315    Intermedia Communications, Inc.,
          Ser B (e).................................. 0/11.250   07/15/07        302,400
   125    McLeodUSA, Inc. (c)(d).....................   11.375   01/01/09         31,250
 2,145    Nextel Communications, Inc. ...............    9.375   11/15/09      1,372,800
 1,795    PCCW HKTC Capital Ltd, 144A-Private
          Placement (Hong Kong) (a)..................    7.750   11/15/11      1,814,521
 2,445    Qwest Capital Funding, Inc. ...............    7.250   02/15/11      2,242,559
 2,245    Qwest Capital Funding, Inc. ...............    7.750   02/15/31      2,018,230
 2,505    Qwest Capital Funding, Inc. ...............    7.900   08/15/10      2,358,728
 2,000    Qwest Communications Intl, Inc., Ser B.....    7.250   11/01/08      1,854,594
   380    Sprint Capital Corp. ......................    5.700   11/15/03        360,080
 1,500    Sprint Capital Corp. ......................    7.125   01/30/06      1,446,119
 1,000    Sprint Capital Corp. ......................    6.125   11/15/08        905,972
 2,000    Sprint Corp. ..............................    8.125   07/15/02      1,980,906
 1,000    Verizon Communications, Inc. ..............    7.510   04/01/09      1,083,711
 1,715    Verizon Communications, Inc. ..............    6.940   04/15/28      1,730,764
 1,500    Verizon Global Funding Corp. ..............    6.750   12/01/05      1,593,768
   165    Verizon New England, Inc. .................    6.500   09/15/11        169,269
 9,755    WorldCom, Inc. ............................    8.250   05/15/31      9,407,059
 2,800    WorldCom, Inc. ............................    8.250   05/15/10      2,834,759
                                                                            ------------
                                                                              43,009,359
                                                                            ------------
TOTAL CORPORATE BONDS 80.8%..............................................    299,878,989
                                                                            ------------
          CONVERTIBLE CORPORATE OBLIGATIONS  0.7%
          TECHNOLOGY  0.7%
 3,200    Corning, Inc. (Convertible into 26,657
          common shares).............................    *       11/08/15      1,592,000
 2,335    Solectron Corp. (Convertible into 27,521
          common shares) LYON........................    *       11/20/20      1,071,181
                                                                            ------------
                                                                               2,663,181
                                                                            ------------
TOTAL CONVERTIBLE CORPORATE OBLIGATIONS..................................      2,663,181
                                                                            ------------
          MORTGAGE BACKED SECURITIES  1.0%
 3,551    Government National Mortgage Association
          Pool.......................................    7.000   05/15/31      3,675,759
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          GOVERNMENT OBLIGATIONS  6.5%
$  400    Federal Republic of Brazil (Brazil)........   11.000%  01/11/12   $    369,800
 1,478    Federal Republic of Brazil (Brazil)........    8.000   04/15/14      1,211,431
 1,500    Ontario Province (Canada)..................    7.625   06/22/04      1,634,871
 1,000    Republic of Italy (Italy)..................    5.250   04/05/06      1,030,247
 2,000    Saskatchewan Province (Canada).............    8.000   07/15/04      2,191,974
 2,000    United Mexican States (Mexico).............   10.375   02/17/09      2,371,000
 2,500    United Mexican States (Mexico).............    8.375   01/14/11      2,688,750
   700    United Mexican States (Mexico).............    8.300   08/15/31        724,150
 1,500    United States Treasury Notes...............    3.875   06/30/03      1,527,531
 6,500    United States Treasury Notes (b)...........    5.875   11/15/04      6,903,678
 3,350    United States Treasury Notes...............    5.625   05/15/08      3,540,261
                                                                            ------------
TOTAL GOVERNMENT OBLIGATIONS.............................................     24,193,693
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  89.0%
  (Cost $328,442,320)....................................................    330,411,622
                                                                            ------------
SHORT-TERM INVESTMENTS  9.3%
REPURCHASE AGREEMENT 9.1%
BankAmerica Securities ($33,649,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 02/28/02, to be sold on
  03/01/02 at $33,650,739)...............................................     33,649,000
                                                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.2%
United States Treasury Bill ($300,000 par, yielding 1.814%,   04/18/02
maturity) (b)............................................................        299,276
United States Treasury Bill ($500,000 par, yielding 1.585%,   07/18/02
maturity) (b)............................................................        496,959
                                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.................................        796,235
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $34,445,235).....................................................     34,445,235
                                                                            ------------
TOTAL INVESTMENTS  98.3%
  (Cost $362,887,555)....................................................    364,856,857
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%                                    6,304,491
                                                                            ------------

NET ASSETS  100.0%.......................................................   $371,161,348
                                                                            ============

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2002 (Unaudited)

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures transactions.

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

FSA--Financial Security Assurance Inc.

LYON--Liquid Yield Option Rate

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $362,887,555).......................  $364,856,857
Receivables:
  Interest..................................................     6,087,612
  Fund Shares Sold..........................................     1,883,254
  Variation Margin on Futures...............................        10,894
Other.......................................................       103,174
                                                              ------------
    Total Assets............................................   372,941,791
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       789,780
  Income Distributions......................................       355,629
  Distributor and Affiliates................................       190,144
  Investment Advisory Fee...................................       126,715
  Custodian Bank............................................        56,673
Trustees' Deferred Compensation and Retirement Plans........       149,133
Accrued Expenses............................................       112,369
                                                              ------------
    Total Liabilities.......................................     1,780,443
                                                              ------------
NET ASSETS..................................................  $371,161,348
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $372,312,371
Net Unrealized Appreciation.................................     1,923,989
Accumulated Undistributed Net Investment Income.............      (783,580)
Accumulated Net Realized Loss...............................    (2,291,432)
                                                              ------------
NET ASSETS..................................................  $371,161,348
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $239,673,174 and 35,924,306 shares of
    beneficial interest issued and outstanding).............  $       6.67
    Maximum sales charge (4.75%* of offering price).........           .33
                                                              ------------
    Maximum offering price to public........................  $       7.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $110,140,889 and 16,545,103 shares of
    beneficial interest and outstanding)....................  $       6.66
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,347,285 and 3,206,503 shares of
    beneficial interest issued and outstanding).............  $       6.66
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $11,671,909
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $297,340, $503,803 and $98,443,
  respectively).............................................      899,586
Investment Advisory Fee.....................................      792,823
Shareholder Services........................................      364,160
Custody.....................................................       51,017
Trustees' Fees and Related Expenses.........................       12,932
Legal.......................................................        4,988
Other.......................................................      136,334
                                                              -----------
    Total Expenses..........................................    2,261,840
    Less Credits Earned on Cash Balances....................       41,542
                                                              -----------
    Net Expenses............................................    2,220,298
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,451,611
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 3,056,196
  Futures...................................................    1,839,365
                                                              -----------
Net Realized Gain...........................................    4,895,561
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,418,047
                                                              -----------
  End of the Period:
    Investments.............................................    1,969,302
    Futures.................................................      (45,313)
                                                              -----------
                                                                1,923,989
                                                              -----------
Net Unrealized Depreciation During the Period...............   (8,494,058)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,598,497)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,853,114
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                    FEBRUARY 28, 2002    AUGUST 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  9,451,611        $  17,143,907
Net Realized Gain/Loss.............................      4,895,561             (189,405)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (8,494,058)          13,621,091
                                                      ------------        -------------
Change in Net Assets from Operations...............      5,853,114           30,575,593
                                                      ------------        -------------

Distributions from Net Investment Income:
  Class A Shares...................................     (6,867,903)         (12,340,865)
  Class B Shares...................................     (2,671,444)          (4,014,862)
  Class C Shares...................................       (522,143)            (854,129)
                                                      ------------        -------------
Total Distributions................................    (10,061,490)         (17,209,856)
                                                      ------------        -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (4,208,376)          13,365,737
                                                      ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     94,445,624          181,425,078
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      7,901,823           13,392,603
Cost of Shares Repurchased.........................    (61,063,395)        (108,316,424)
                                                      ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     41,284,052           86,501,257
                                                      ------------        -------------
TOTAL INCREASE IN NET ASSETS.......................     37,075,676           99,866,994
NET ASSETS:
Beginning of the Period............................    334,085,672          234,218,678
                                                      ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of ($783,580)
  and $275,152, respectively)......................   $371,161,348        $ 334,085,672
                                                      ============        =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX
                               MONTHS
                               ENDED                     YEAR ENDED AUGUST 31,
CLASS A SHARES              FEBRUARY 28,    -----------------------------------------------
                             2002(A)(D)      2001     2000(A)     1999      1998      1997
                            ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 6.75       $ 6.43    $ 6.53     $ 7.03    $ 6.97    $ 6.65
                               ------       ------    ------     ------    ------    ------
  Net Investment Income....       .03          .41       .43        .43       .45       .49
  Net Realized and
    Unrealized Gain/Loss...       .09          .33      (.12)      (.49)      .09       .31
                               ------       ------    ------     ------    ------    ------
Total from Investment
  Operations...............       .12          .74       .31       (.06)      .54       .80
Less Distributions from Net
  Investment Income........       .20          .42       .41        .44       .48       .48
                               ------       ------    ------     ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 6.67       $ 6.75    $ 6.43     $ 6.53    $ 7.03    $ 6.97
                               ======       ======    ======     ======    ======    ======

Total Return (b)...........     1.81%*      12.10%     5.01%     -1.02%     7.89%    12.46%
Net Assets at End of the
  Period (In millions).....    $239.7       $221.4    $167.7     $172.9    $186.0    $160.9
Ratio of Expenses to
  Average Net Assets (c)...     1.04%        1.07%     1.15%      1.08%     1.08%     1.13%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............     5.70%        6.56%     6.80%      6.26%     6.40%     7.16%
Portfolio Turnover.........       47%*        112%       94%        43%       17%       18%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the six months ended February 28, 2002 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the ratio of net investment income to average net assets from 5.88% to 5.70%. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX
                                MONTHS
                                ENDED                    YEAR ENDED AUGUST 31,
CLASS B SHARES               FEBRUARY 28,    ----------------------------------------------
                              2002(A)(D)      2001     2000(A)     1999     1998      1997
                             --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $ 6.74       $ 6.42     $6.51     $ 7.01    $6.96    $ 6.64
                                ------       ------     -----     ------    -----    ------
  Net Investment Income.....       .03          .37       .39        .38      .41       .44
  Net Realized and
    Unrealized Gain/Loss....       .07          .32      (.12)      (.49)     .07       .31
                                ------       ------     -----     ------    -----    ------
Total from Investment
  Operations................       .10          .69       .27       (.11)     .48       .75
Less Distributions from Net
  Investment Income.........       .18          .37       .36        .39      .43       .43
                                ------       ------     -----     ------    -----    ------
NET ASSET VALUE, END OF THE
  PERIOD....................    $ 6.66       $ 6.74     $6.42     $ 6.51    $7.01    $ 6.96
                                ======       ======     =====     ======    =====    ======

Total Return (b)............     1.44%*      11.28%     4.34%     -1.78%    6.95%    12.19%
Net Assets at End of the
  Period (In millions)......    $110.1       $ 93.8     $54.5     $ 54.0    $53.8    $ 34.0
Ratio of Expenses to Average
  Net Assets (c)............     1.79%        1.82%     1.92%      1.86%    1.85%     1.91%
Ratio of Net Investment
  Income to Average Net
  Assets (c)................     4.95%        5.81%     6.03%      5.47%    5.59%     6.37%
Portfolio Turnover..........       47%*        112%       94%        43%      17%       18%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the six months ended February 28, 2002 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the ratio of net investment income to average net assets from 5.13% to 4.95%. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX
                               MONTHS
                               ENDED                    YEAR ENDED AUGUST 31,
CLASS C SHARES              FEBRUARY 28,    ----------------------------------------------
                             2002(A)(D)      2001     2000(A)     1999     1998      1997
                            --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $6.74        $ 6.42     $6.51     $ 7.01    $6.96    $ 6.64
                               -----        ------     -----     ------    -----    ------
  Net Investment Income....      .03           .37       .39        .39      .42       .43
  Net Realized and
    Unrealized Gain/Loss...      .07           .32      (.12)      (.50)     .06       .32
                               -----        ------     -----     ------    -----    ------
Total from Investment
  Operations...............      .10           .69       .27       (.11)     .48       .75
Less Distributions from Net
  Investment Income........      .18           .37       .36        .39      .43       .43
                               -----        ------     -----     ------    -----    ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $6.66        $ 6.74     $6.42     $ 6.51    $7.01    $ 6.96
                               =====        ======     =====     ======    =====    ======

Total Return (b)...........    1.44%*       11.28%     4.34%     -1.78%    6.95%    11.63%
Net Assets at End of the
  Period (In millions).....    $21.3        $ 18.9     $12.0     $ 14.3    $ 9.8    $  5.1
Ratio of Expenses to
  Average Net Assets (c)...    1.79%         1.84%     1.92%      1.86%    1.85%     1.92%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............    4.95%         5.79%     6.03%      5.47%    5.55%     6.38%
Portfolio Turnover.........      47%*         112%       94%        43%      17%       18%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(d) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the six months ended February 28, 2002 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the ratio of net investment income to average net assets from 5.13% to 4.95%. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide current income with preservation of capital. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C Shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing premium on fixed income securities. Prior to September 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $448,853 reduction in cost of securities and a corresponding $448,853 increase in net unrealized appreciation based on securities held by the Fund on September 1, 2001.

    The effect of this change for the six months ended February 28, 2002 was to decrease net investment income by $303,416; increase net unrealized appreciation by $55,253, and increase net realized gains by $248,163. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $6,874,498 which will expire between August 31, 2005 and August 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures contracts at February 28, 2002.

    At February 28, 2002, for federal income tax purposes, the cost of long- and short-term investments is $363,396,756; the aggregate gross unrealized appreciation is $8,496,983 and the aggregate gross unrealized depreciation is $7,036,882,

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

resulting in net unrealized appreciation on long- and short-term investments of $1,460,101.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on future transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2002, the Fund's custody fee was reduced by $41,542 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the six months ended February 28, 2002, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2002, the Fund recognized expenses of approximately $16,400 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2002, the Fund recognized expenses of approximately $286,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $66,300 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 2002, capital aggregated $242,851,773, $108,268,275 and
$21,192,323 for Classes A, B and C, respectively. For the six months ended February 28, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   7,661,208    $ 51,408,679
  Class B................................................   5,299,518      35,525,616
  Class C................................................   1,122,576       7,511,329
                                                           ----------    ------------
Total Sales..............................................  14,083,302    $ 94,445,624
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     819,154    $  5,504,512
  Class B................................................     298,836       2,003,990
  Class C................................................      58,642         393,321
                                                           ----------    ------------
Total Dividend Reinvestment..............................   1,176,632    $  7,901,823
                                                           ==========    ============
Repurchases:
  Class A................................................  (5,350,733)   $(35,905,096)
  Class B................................................  (2,974,550)    (19,902,816)
  Class C................................................    (786,474)     (5,255,483)
                                                           ----------    ------------
Total Repurchases........................................  (9,111,757)   $(61,063,395)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    At August 31, 2001, capital aggregated $221,843,678, $90,641,485, and
$18,543,156 for Classes A, B and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   16,811,019    $ 110,957,903
  Class B...............................................    8,697,462       57,190,483
  Class C...............................................    2,009,771       13,276,692
                                                          -----------    -------------
Total Sales.............................................   27,518,252    $ 181,425,078
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,476,272    $   9,719,013
  Class B...............................................      461,575        3,033,965
  Class C...............................................       97,286          639,625
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,035,133    $  13,392,603
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,560,093)   $ (76,227,364)
  Class B...............................................   (3,726,218)     (24,426,495)
  Class C...............................................   (1,169,358)      (7,662,565)
                                                          -----------    -------------
Total Repurchases.......................................  (16,455,669)   $(108,316,424)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2002 and the year ended August 31, 2001, 476,224 and 678,471 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2002 and the year ended August 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   4.00%              1.00%
Second...................................................   4.00%               None
Third....................................................   3.00%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth and Thereafter.....................................    None               None

    For the six months ended February 28, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $90,800 and CDSC on redeemed shares of approximately $124,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $179,777,961 and $155,128,318, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in a very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a future contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the future contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the statement of Assets and Liabilities. Transactions in futures contracts for the six months ended February 28, 2002, were as follows:

                                                                CONTRACTS
Outstanding at August 31, 2001..............................        395
Futures Opened..............................................      2,302
Futures Closed..............................................     (1,991)
                                                                 ------
Outstanding at February 28, 2002............................        706
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    The futures contracts outstanding as of February 28, 2002, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Notes 2-Year Futures
    June 2002 (Current Notional Value of $208,734 per
    contract)...............................................      50         $  (4,606)
  U.S. Treasury Notes 5-Year Futures June 2002 (Current
    Notional Value of $106,375 per contract)................     354           141,853
                                                                 ---         ---------
                                                                 404           137,247
                                                                 ---         ---------
SHORT CONTRACTS:
  U.S. Treasury Bonds Futures
    June 2002 (Current Notional Value of $102,906 per
    contract)...............................................      91            19,074
  U.S. Treasury Bonds Futures
    March 2002 (Current Notional Value of $104,094 per
    contract)...............................................      32           (62,120)
  U.S. Treasury Notes 10-Year Futures
    June 2002 (Current Notional Value of $105,922 per
    contract)...............................................     165          (113,515)
  U.S. Treasury Notes 10-Year Futures
    March 2002 (Current Notional Value of $107,250 per
    contract)...............................................      14           (25,999)
                                                                 ---         ---------
                                                                 302          (182,560)
                                                                 ---         ---------
                                                                 706         $ (45,313)
                                                                 ===         =========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2002 (Unaudited)

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2002, are payments retained by Van Kampen of approximately $446,400, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $48,200.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
17, 117, 217                                                   Member NASD/SIPC.
CORP SAR 4/02                                                    5537D02-AP-4/02